UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      December 16, 2005

Cherokee International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50593	95-4745032
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2841 Dow Avenue, Tustin, California		92780
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code       (714) 544-6665

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On December 16, 2005, the Compensation Committee of the Board of Directors of Cherokee International Corporation (the “Company”) modified the vesting schedule of a stock option granted to Mr. Bud Patel, Executive Vice President of the Company, on December 9, 2005 (the “Date of Grant”). As initially granted, the option would have vested in four equal annual installments commencing on the anniversary of the Date of the Grant. As amended, the option will vest in two equal annual installments commencing on the anniversary of the Date of Grant.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEROKEE INTERNATIONAL CORPORATION

Date: December 21, 2005	By:	/s/ Linster W. Fox
		Name:	Linster W. Fox
		Title:	Executive Vice President of Finance, Chief Financial Officer and Secretary